SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 30, 2006
Citizens Banking Corporation
(Exact Name of Registrant as Specified in Charter)

000-10535 (Commission File Number)	Michigan (State or Other Jurisdiction of Incorporation)	38-2378932 (IRS Employer Identification Number)

328 South Saginaw Street, Flint, Michigan (Address of Principal Executive Offices)	48502 (Zip Code)
(810) 766-7500
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On November 30, 2006, Citizens Banking Corporation (“Citizens”) and Republic Bancorp Inc. (“Republic”) issued a joint press release, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference, announcing that their respective shareholders have approved the transactions contemplated by Agreement and Plan of Merger, dated as of June 26, 2006, by and between Citizens and Republic.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Number Description
Exhibit 99.1	Joint press release issued by Citizens and Republic, dated November 30, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITIZENS BANKING CORPORATION
By:	/s/ Thomas W. Gallagher
Thomas W. Gallagher
Its: General Counsel and Secretary

Date: November 30, 2006

EXHIBIT INDEX

Exhibit No.	Number Description
Exhibit 99.1	Joint press release issued by Citizens and Republic, dated November 30, 2006